                                                                   EXHIBIT 4(w)



                              CERTIFICATE OF TRUST

                                       OF

                           LINCOLN NATIONAL CAPITAL V

     This Certificate of Trust of Lincoln National Capital V (the "Trust"), dated April 20, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is Lincoln National Capital V.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Chicago Delaware, Inc., 300 King Street, Wilmington, Delaware, 19801.

     3. Effective Date. This Certificate of Trust shall be effective as of April 20, 1998.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Trustee


                                         By: /s/ John R. Prendiville
                                             ----------------------------------
                                         Name: John R. Prendiville
                                         Title: Vice President


                                         FIRST CHICAGO DELAWARE INC., as
                                         Trustee

                                         By: /s/ John R. Prendiville
                                             ----------------------------------
                                         Name: John R. Prendiville
                                         Title: Vice President


                                         Janet Whitney, as Trustee

                                         By: /s/ Janet Whitney
                                             ----------------------------------